Summary Prospectus Supplement	November 30, 2016

Putnam VT Research Fund
Summary Prospectus dated April 30, 2016

The sub-section Portfolio managers in the section Your fund’s management is replaced in its entirety with the following:

Portfolio managers

Aaron Cooper, Chief Investment Officer - Equities, portfolio manager of the fund since 2011

Samuel Cox, Co-Director of Equity Research, portfolio manager of the fund since 2016

Kathryn Lakin, Co-Director of Equity Research, portfolio manager of the fund since 2014

Jacquelyne Cavanaugh, Analyst, portfolio manager of the fund since 2014

Neil Desai, Analyst, portfolio manager of the fund since 2012

Walter Scully, Analyst and Assistant Portfolio Manager, portfolio manager of the fund since 2010

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